UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2011

China Botanic Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2011, at the Annual Meeting of the Board of Directors (the “Board”) the Board approved to increase the size of number of directors on the Board to five (5).  To fill the vacancy created by the increase in the number of directors on the Board, effective as of October 15, 2011, our Board appointed Mr. Zack Zibing Pan to the Board, as the Company’s “independent” director (as such term is defined under the securities laws and the NYSE Amex Rules), the Chairman of the Audit Committee, the Audit Committee Financial Expert (as that terms is defined by the federal securities laws), a member of the Nomination Committee and Compensation Committee.

From December 30, 2009 until April 2011, Mr. Pan served as a director of Biostar Pharmaceuticals, Inc., a Chinese pharmaceutical company listed on NASDAQ  (“Biostar”),  and also the chairman of the board of directors’ audit committee of Biostar.  Since April 2011, Mr. Pan has served as Chief Financial Officer of Biostar.  Mr. Pan is a Certified Public Accountant, certified by the Oklahoma State Board of Accountancy and member of American Institute of Certified Public Accountant (AICPA) and Oklahoma Society of Certified Public Accountants (OSCPA). Mr. Pan was chief financial officer of China Education Alliance, Inc., a provider of quality educational resources in China listed on NYSE, to which he was appointed in August 2009. Prior to that position, Mr. Pan was an audit manager with Eide Bailly CPAs & Business Advisors (“Eide Bailly”) at its Oklahoma City office. Mr. Pan had been working at Eide Bailly since September 2005. From September 1998 to September 2005, Mr. Pan was a statistical analyst and economist with the State of Oklahoma. From 1994 to 1996, Mr. Pan worked as a loan project officer for Asian Development Bank Loan Management Office in Anhui, China. From 1988 to 1994, Mr. Pan was an associate professor at Anhui University, China. Mr. Pan graduated with a Master of Business Administration from the University of Central Oklahoma in 1999. He obtained his Bachelor of Arts from Anhui University, China in 1988.

In connection with Mr. Pan’s appointment, Mr. Pan and the Company entered into an Independent Director Agreement, effective as of October 15, 2011, pursuant to which, as consideration for Mr. Pan’s board services,  the Company agreed to: (i) pay Mr. Pan a fee of $2,500 per month, (ii) grant Mr. Pan an option to purchase 50,000 shares of common stock under the 2003 Omnibus Plan, at  an exercise price of $0.80 per share, which is equal to the closing price of the Company’s common stock on October 15, 2011, subject to vesting on a quarterly basis (4,166 shares of option to vest on the first 11 quarter anniversaries of the grant and 4,174 shares of option to vest on the 12th quarter anniversary of the grant with the initial 4,166 shares of option vesting to commence on January 15, 2012), and with all vesting conditional upon continued service as a director of the Company as of each such anniversary;  and (iii) a reimbursement of out-of pocket expenses incidental to his services on the Board.  The foregoing is a summary of Mr. Pan’s Independent Director Agreement and the Option Agreement and is qualified in its entirety by reference to the respective agreement.

There is no arrangement or understanding between Mr. Pan and any other persons pursuant to which he was appointed as discussed above. Nor are there any family relationships between Mr. Pan and any executive officers and directors. Further, there are no transactions involving the Company and such persons which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 5.07  Submission of Matters to a Vote of Security Holders

On October 15, 2011, the Company held its Annual Meeting of Stockholders held at the Company’s corporate office at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, China.   There were 37,239,536 shares of our common stock entitled to vote at the meeting and  32,384,389 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Our stockholders elected 4 directors, Mr. Shaoming Li, Mr. Bingchun Wu, Mr. Changxiaong Sun, and Mr. Dianjun Pi to serve as directors until the Annual Meeting of Stockholders for the year 2011.  The votes regarding the election of directors were as follows:

Name of Director	Votes For	Withheld	Abstain	Broker Non-Votes
Shaoming Li	29,334,028	124,061	6,491	2,919,809
Bingchun Wu	29,457,905	184	6,491	2,919,809
Changxiaong Sun	29,458,088	1	6,491	2,919,809
Dianjun Pi	29,333,845	124,244	6,491	2,919,809

Our stockholders ratified the Board’s appointment of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for our fiscal year 2011. The votes regarding the ratification of our auditor were as follows:

FOR	Against	Abstain	Broker Non-Votes
32,377,265	5,791	1,333	0

Section 8-Other Events

Item 8.01 Other Events.

On October 17, 2011, the Company issued a press release relating to the results of the annual meeting, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On October 18, 2011, the Company issued a press release announcing the appointment of Mr. Pan to the Board, which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 9 – Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release Dated October 17, 2011 titled “China Botanic Announces Results of Annual General Meeting”

99.2	Press Release Dated October 18, 2011 titled “China Botanic Appoints Zack Zibing Pan as an Independent Director and Chairman of its Audit Committee”

The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Botanic Pharmaceutical Inc. a Nevada Corporation

Dated: October 18, 2011	By:	/s/ Shaoming Li
Shaoming Li
Chief Executive Officer